UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON D.C. 20549



                           FORM 8-K(A)



                         CURRENT REPORT



             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


                          June 10, 1997
        Date of Report (Date of earliest event reported)


             MID-AMERICA APARTMENT COMMUNITIES, INC.
       (Exact Name of Registrant as Specified in Charter)



       TENNESSEE                 1-12762              62-1543819
(State of Incorporation) (Commission File Number)  (I.R.S. Employer
                                                    Identification Number)




                  6584 POPLAR AVENUE, SUITE 340
                    MEMPHIS, TENNESSEE 38138
            (Address of principal executive offices)



                         (901) 682-6600
       Registrant's telephone number, including area code





     (Former name or address, if changed since last report)

Item 5.  Other Events.

Mid-America  Apartment  Communities, Inc.   has  consummated  the
acquisitions   of   the   apartment   communities   below.    The
acquisitions were previously reported under item 5 of Form 8-K.


Apartment                                Purchase     Number    Date of      Date
Community          Location                Price     of Units  Form 8-K    Acquired
----------------   ----------------   -------------- --------  --------    --------
Westside Creek I   Little Rock, AR      $ 6,100,000    142      4/11/97     3/28/97
Woodhollow         Jacksonville, FL     $16,700,000    450      4/25/97     4/10/97
The Woods          Austin, TX           $10,000,000    278      4/25/97     4/15/97


[FN]
Each  audited  Historical  Summary of  Gross  Income  and  Direct
Operating Expenses of the above referenced properties for the previous fiscal year are included herein as exhibits.

                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             MID-AMERICA APARTMENT COMMUNITIES, INC.



Date:  June 10, 1997         /s/ Simon R.C. Wadsworth
     ---------------------   ----------------------------------------
                                 Simon R.C. Wadsworth
                                 Executive Vice President
                                (Principal Financial and Accounting Officer)